SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A STATEMENT


                  Proxy Statement Pursuant to Section 14(a) of
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/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              DEL WEBB CORPORATION
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              PACIFIC PARTNERS, LLC
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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


         Welcome to the Pacific Partners web site.

         At this site you will find pdf. files of the various materials we have prepared in connection with our efforts to get some new blood on the Del Webb Board of Directors.

         As our proxy statement and other materials indicate, we think there are some serious problems at Del Webb. We also think our nominees for election as directors, William S. Levine and Brian J. O'Connor, can be a strong influence for change. Our nominees are committed to investigating all viable alternatives to maximizing stockholder value.

         After you review our materials, please contact our proxy solicitors, D.F. King, for assistance in voting.

         Information regarding the identity of the persons who, under SEC rules, may be deemed to be participants in Pacific Partners' solicitation of Del Webb's stockholders, and their interests in the solicitation, are set forth in Pacific Partners' definitive proxy statement dated October 19, 2000. Copies of the definitive proxy statement are being mailed to Del Webb's stockholders. Stockholders are urged to read the Pacific Partners proxy statement and any other relevant documents that may be filed with the SEC because they contain important information. Stockholders can obtain these documents free of charge at the SEC's website (www.sec.gov) and at Pacific Partners' website (www.pacificpartners.bizland.com). Copies are also available free of charge from D.F. King & Co. Inc. at 1-800-207-2872 or jcornwell@dfking.com. Stockholders should read the Pacific Partners proxy statement carefully before making any voting decisions.

                                 Time is short.

     Your vote is very important. Even if you do not plan to attend the Annual Meeting, please vote for the Pacific Partners' nominees on a BLUE proxy card. Contact D.F. King & Co., Inc. for assistance in voting.

                     D.F. King & Co., Inc. - 1-800-207-2872
                                       or
                               jcornwel@dfking.com

                                Please Vote Today